                            Schedule 14A Information
                                 Proxy Statement
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
      [ ] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      [X] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
          240.14a-12

                          Daleco Resources Corporation
           435 Devon Park Drive, Suite 410, Wayne, Pennsylvania, 19087
                           Telephone No.: 610-254-4199
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)    Title of each class of securities to which transaction applies:
              __________________________________________________________________
        2)    Aggregate number of securities to which transaction applies:
              __________________________________________________________________
        3)    Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              __________________________________________________________________
        4)    Proposed maximum aggregate value of transaction:
              __________________________________________________________________
        5)    Total fee paid:

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        1)    Amount Previously Paid:
              __________________________________________________________________
        2)    Form, Schedule or Registration Statement No.:
              __________________________________________________________________
        3)    Filing Party:
              Ehmann, Van Denbergh & Trainor, P.C.
              Two Penn Center Plaza, Suite 725, Philadelphia, Pennsylvania 19102
              __________________________________________________________________
        4)    Dated Filed:
              January 29, 1997
              __________________________________________________________________

                          DALECO RESOURCES CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 20, 1997


                                                                January 29, 1997


TO THE STOCKHOLDERS:

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Daleco Resources Corporation, a Delaware corporation (the "Company"), will be held at in the Wilshire Room, Radison Beverly Pavilion Hotel, 9360 Wilshire Boulevard, Beverly Hills, California, 90212 on March 20, 1997, at 10:00 a.m., Local Time, for the following purposes:

          1. To elect the nominees named in the Proxy Statement as Directors to serve for one year and until their successors have been elected.

          2. To approve the appointment of Coopers & Lybrand or such other accountants as recommended by the Audit Committee of the Board of Directors as the Company's Independent Accountants for Fiscal 1997.

          3. To transact such other business as may properly come before the meeting.


                  Stockholders of record at the close of business on January 27, 1997, will be entitled to vote at the meeting.

                  A complete list of Stockholders entitled to vote at the meeting will be kept at the offices of the Company, 435 Devon Park Drive, Suite 410, Wayne, Pennsylvania 19087, for examination by any Stockholder, during ordinary business hours, for a period of not less than ten (10) days prior to the meeting.

                                           By Order of the Board of Directors


                                           ---------------------------------
                                           Gary J. Novinskie, President


IMPORTANT:  PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE
            SELF-ADDRESSED RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF LATER YOU DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                          DALECO RESOURCES CORPORATION
                         435 Devon Park Drive, Suite 410
                            Wayne, Pennsylvania 19087

                                 PROXY STATEMENT

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 20, 1997

         This PROXY STATEMENT is furnished to the Stockholders of Daleco Resources Corporation (the "Company") in connection with the solicitation of the accompanying proxy by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held on March 20, 1997 in the Wilshire Room, Radison Beverly Pavilion Hotel, 9360 Wilshire Boulevard, Beverly Hills, California, 90212, at 10:00 a.m. local time.

         The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is February 15, 1997.

                              STOCKHOLDER PROPOSALS

         Stockholders desiring to present proposals for consideration at the Company's next annual meeting of stockholders must be received by the Company no later than September 1, 1997 to be considered for inclusion in the Company's Proxy Statement and proxy card for such meeting. Should any proposal be submitted after September 1, 1997, then it may be omitted by the Company from the proxy statement and proxy relating to that meeting.

                                     VOTING

General

         The securities which can be voted at the Annual Meeting consist of shares of common stock, par value $0.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter submitted to the Stockholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is January 27, 1997 (the "Record Date"). On the Record Date, 25,413,538 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting.

Quorum and Vote Required

         The presence, in person or by proxy, of A MAJORITY of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to pass any matter put to a vote at the Annual Meeting.

Vote by Proxy

         When voting by proxy, stockholders should specify their election as to each matter to be voted upon. If no specific instructions are given with regard to the matter to be voted upon, the shares represented by a signed proxy card will be voted "FOR" that matter.

         Any stockholder delivering a proxy has the power to revoke same at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Annual Meeting.

         In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, offices and employees in person and by telephone. Brokerage firms, nominees, custodians, and fiduciaries may also be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expresses incurred in connection with the Annual Meeting will be borne by the Company.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table set forth the information, as of January 27, 1997, regarding the ownership of the Company's common stock by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's common stock.

===================================================================================================================================
             NAME AND ADDRESS OF BENEFICIAL OWNER                          AMOUNT AND NATURE OF                  PERCENT OF
                                                                             BENEFICIAL OWNER                       CLASS
-----------------------------------------------------------------------------------------------------------------------------------
Dov Amir                                                                     4,367,949 shares                      17.19%
Chairman of the Board of Directors and Chief                                       (1)
Executive Officer (4)
-----------------------------------------------------------------------------------------------------------------------------------
Louis W. Erlich                                                              4,133,647 shares                      16.26%
Vice Chairman of the Board of Directors and Vice                                   (2)
President (4)
-----------------------------------------------------------------------------------------------------------------------------------
David F. Lincoln                                                             2,570,000 shares                      10.11%
435 Devon Park Drive, Suite 410                                                    (3)
Wayne, Pennsylvania 19087
===================================================================================================================================

(1) The stock ownership of Mr. Amir includes: 895,817 shares owned directly; 730 shares owned by the Amir Family Trust, dated May 13, 1991; 150,000 shares which are subject to acquisition pursuant to an option to purchase such shares on or before January 6, 2000 at $.25 per share; and all 3,321,402 shares held in the name of Haly Corporation, a corporation owned equally be Messrs. Amir and Erlich, who are also directors and executive officers of such corporation.

(2) The stock ownership of Mr. Erlich includes: 659,055 shares owned directly 3,190 shares owned by his wife; 150,000 shares which are subject to acquisition pursuant to an option to purchase such shares, on or before January 6, 2000 at $.25 per share; and all 3,321,402 shares held in the name of Haly Corporation, a corporation owned equally by Messrs. Amir and Erlich, who are also directors and executive officers of such corporation.

(3) The stock ownership of Mr. Lincoln consists of 1,820,000 shares and warrants for 750,000 shares at $.35 which expire October 1, 2001. Mr. Lincoln is Vice Chairman of the Board of Directors and a Vice President of the Company. Formerly, Mr. Lincoln was the Chairman of the Board and Chief Executive Officer of Deven Resources, Inc. Mr. Lincoln is also a managing partner of EnerTech Capital Partners, a venture capital firm.

(4) The address of both Mr. Amir and Mr. Erlich is: 10350 Santa Monica Boulevard, Suite 250, Los Angeles, California 90025.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the shares of Common Stock of the Company beneficially owned as of the Record Date by each officer and director of the Company and by officers and directors as a group:

=============================================================================================================================
    CLASS OF                           NAME, AGE AND POSITION                           AMOUNT OF              PERCENT
      STOCK                               WITH THE COMPANY                              BENEFICIAL            OF CLASS
                                                                                        OWNERSHIP                (%)
-----------------------------------------------------------------------------------------------------------------------------
     Common         Gary J. Novinskie (46), Director, President and Chief Operating   200,000 shares (1)           (2)
                    Officer
-----------------------------------------------------------------------------------------------------------------------------
     Common         Dov Amir (72), Chairman of the Board of Directors and Chief      4,367,949 shares (3)        17.19%
                    Executive Officer
-----------------------------------------------------------------------------------------------------------------------------
     Common         Louis W. Erlich (83), Vice Chairman of the Board of Directors    4,133,647 shares (4)        16.26%
                    and Vice President
-----------------------------------------------------------------------------------------------------------------------------
     Common         David F. Lincoln (40), Vice Chairman of the Board of Directors   2,570,000 shares (5)        10.11%
                    and Vice President
-----------------------------------------------------------------------------------------------------------------------------
     Common         Mark J. DeNino (43), Director                                      6,600 shares              (2)
-----------------------------------------------------------------------------------------------------------------------------
     Common         C. Warren Trainor (51), Director                                   5,000 shares              (2)
-----------------------------------------------------------------------------------------------------------------------------
     Common         Robert G. Smiley (52), Director                                     shares (6)               (2)
-----------------------------------------------------------------------------------------------------------------------------
     Common         J. Ronald Woods (61), Director                                      shares (6)               (2)
-----------------------------------------------------------------------------------------------------------------------------
     Common         All Directors and Officers of the Company as a Group             7,603,398 shares (7)        29.92%
=============================================================================================================================

(1) The stock ownership of Mr. Novinskie includes options to purchase 200,000 shares of Daleco Common Stock on or before October 1, 2001 at $.35 per share.

(2) Percentages less than one percent are not indicated. In calculating the holder's percentage ownership, the shares of Common Stock subject to options and warrants are deemed to be outstanding.

(3)  See Footnote No. 1 to "PRINCIPAL HOLDERS OF VOTING SECURITIES".

(4)  See Footnote No. 2 to "PRINCIPAL HOLDERS OF VOTING SECURITIES".

(5)  See Footnote No. 3 to "PRINCIPAL HOLDERS OF VOTING SECURITIES".

(6) Mr. Smiley and Mr. Woods each have options to purchase 150,000 shares of Daleco Common Stock at $.25 per share on or before January 6, 2000.

(7) This group consists of nine (9) persons. For purposes of determining the total number of shares beneficially owned by all officers and directors of the Company, shares which are deemed to be beneficially owned by both Mr. Amir and Mr. Erlich and which are held by Haly Corporation are counted only once in determining the total number of shares owned by all directors and officers of the Company. Accordingly, although all 3,321,402 issued shares of the Company's Common Stock held in the name of Haly Corporation are treated as being beneficially owned by both Mr. Amir and Mr. Erlich in the above table, such shares are counted only once in determining the total number of shares beneficially owned by all directors and officers of the Company as a group, and also for determining the number of shares comprising the class of the Company's Common Stock.

See Footnote No. 4 to "PRINCIPAL HOLDERS OF VOTING SECURITIES".

                              ELECTION OF DIRECTORS

         The current Board of Directors consists of nine (9) directors who were elected to serve for a period of one (1) year or until their successors are elected and qualified. The directors elected at the Annual Meeting and who qualify to serve will serve until their successors can be elected at the Annual Meeting to be held in 1998.

Required Vote

         The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the election of the nominees listed below. All of the nominees are now members of the Board of Directors. If any nominee becomes unavailable for any reason or if another vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted by the holders of such proxy in their sole discretion. The Board of Directors recommends that the Stockholders vote "FOR" the nominees.

Nominees

         Only seven (7) members of the Board of Directors currently in office shall be a nominee for the Directors of the Company at the Annual Meeting. Messrs. Woods and Smiley have advised the Company that they do not desire to stand for re-election. For information regarding the number of shares of the Company's stock beneficially owned by each nominee, see "SECURITY OWNERSHIP OF MANAGEMENT" above. Set forth below is certain information about each of the persons nominated to be Directors of the Company including the name, age, principal occupation, business experience and length of service as a Director of the Company:

Business Experience

Dov Amir (72)

         Mr. Amir is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Amir has been an officer and director of the Company since 1977, having previously held the position of President and Director. Mr. Amir is the Vice President and Director of Haly Corporation. Prior to joining the Company, Mr. Amir was involved in the development of natural resources and economic development projects in the United States, Africa, South America and Europe both in the capacity of a corporate executive and as a consultant. Mr. Amir holds a B.S.c. degree in Petroleum Engineering, Cum Laude and M.S.c. degree in Petroleum Engineering and economics from the University of Southern California as well as post graduate courses in management and finance at USC and UCLA.

Louis W. Erlich (83)

         Mr. Erlich is the Vice Chairman of the Board of Directors and Vice President of the Company. Mr. Erlich has been an officer and director of the Company since 1977, having previously held the positions of Chairman of the Board of Directors and Vice President. Mr. Erlich is the President and a Director of Haly Corporation. Mr. Erlich has been involved in exploration and development of natural resources in United States and Mexico since 1938, both as a corporate executive and private entrepreneur. Mr. Erlich is a graduate of the University of California at Los Angeles.

Gary J. Novinskie (46)

         Mr. Novinskie is a Director, President and Chief Operating Officer of the Company. Mr. Novinskie was previously the Chief Operating Officer of Deven Resources, Inc. and assumed his new duties with the Company in October 1996. Prior to his employment with Deven Resources, Inc. Mr. Novinskie was a Vice President of Broad Street Financial Company, a privately held holding company in Columbus, Ohio for four (4) years. Mr. Novinskie also served as the President of Omni Exploration, Inc., a public oil and gas company for seven (7) years. Mr. Novinskie holds a B.S. from Penn State University in Petroleum and National Gas Engineering, and an M.B.A from Case Western Reserve University, majoring in Banking and Financing.

David F. Lincoln (40)

         Mr. Lincoln is the Vice Chairman of the Board of Directors and Vice President of the Company. Mr. Lincoln is a Managing Director with EnerTech, a venture capital firm specializing in technologies and services associated with utilities and energy related industries. Prior to assuming his duties with the Company in October, 1996, Mr. Lincoln was the President, Chief Executive Officer and Chairman of the Board of Directors of Deven Resources, Inc. Prior to forming Deven Resources in 1991, Mr. Lincoln was a Principal/Partner with CMS Companies, a Philadelphia-based private investment bank and financial services firm. Mr. Lincoln holds a B.A. with Honors in Geology from Colgate University and a M.S. in Energy Management and Policy from the University of Pennsylvania.

Eberhard Mueller (60)

         Mr. Mueller has been a director of the Company since October 1995. Mr. Mueller is the President and Director of Regent Ventures, Ltd. and a Director of Montaro Resources, Inc., both of which are engaged in mining exploration in Canada.

C. Warren Trainor (51)

         Mr. Trainor was appointed as a Director in October 1996. As a partner with the law firm of Ehmann, Van Denbergh & Trainor, P.C., located in Philadelphia, Pennsylvania, concentrating in Business and Oil and Gas Law, Mr. Trainor is general counsel to the Company. Previously, Mr. Trainor served as a Director of Deven Resources, Inc. Also, Mr. Trainor previously served as a Vice President and General Counsel for Omni Exploration, Inc. Presently, Mr. Trainor serves on the Boards of Directors of North American Medical Centers, Inc. and Yocom Knitting Company. Mr. Trainor has a B.S. from the United States Military Academy in 1967 and a J.D. from Villanova University Law School in 1972.

Mark J. DeNino (43)

         Mr. DeNino was appointed to the Board of Directors in October 1996. Mr. DeNino is a managing director of TL Ventures, a venture capital investment firm. Prior to his position with TL Ventures, Mr. DeNino was President of Crossroads Capital, Inc. and President of CMS Corporate Finance, Inc. Mr. DeNino received a B.S. from Boston College in 1975 and a M.B.A. from Harvard Business School in 1979.

Committees of the Board of Directors

         Prior to the Company's re-domestication to Delaware effective October 1, 1996, there had not been a requirement under Canadian law for Committees of the Board of Directors. As such, there were no committee meeting in Fiscal, 1996.

         Audit Committee: On December 9, 1996, the Board of Directors created an Audit Committee. The following persons were appointed to serve on the Audit
Committee:

                                 Mark J. DeNino
                                Eberhard Mueller
                                C. Warren Trainor

Since its formation, there has been one meeting of the Audit Committee at which the Company's accountants for fiscal 1997 were selected. The Audit Committee's responsibilities include; reviewing and reporting to the Board of Directors on the appropriateness of the Company's accounting policies, the adequacy of financial controls and the reliability of the Company's financial information reported to the public; recommending independent accountants for appointment by the Board; reviewing and approving audit plans, reviewing and approving the Company's annual report on Form 10-K or 10-KSB, as appropriate; and advising the board concerning the work of the Company's independent accountants.

         Compensation Committee: On December 9, 1996, the Board of Directors created the Compensation Committee. The following persons were appointed to serve on the Compensation Committee:

                                  Louis Erlich
                                 Mark J. DeNino
                                David F. Lincoln
                                C. Warren Trainor

Since its formation, there have been no meetings of the Compensation Committee. The Compensation Committee's responsibilities include the recommendation to the Board of Directors on the salaries and other compensation appropriate for the officers of the Company.

         Executive Committee: On December 9, 1996, the Board of Directors created an Executive committee of the Board of Directors. The following persons were appointed to serve on the Executive Committee:

                                    Dov Amir
                                Gary J. Novinskie
                                David F. Lincoln

There have been three (3) meetings of the Executive Committee since its formation. The function of the Committee is to exercise the authority of the Board of Directors in the management of the business of the Company between regular meetings of the Board of Directors.

Meetings of the Board of Directors

         During the Company's fiscal year ended September 30, 1996, the Company held ten (10) meetings of the Board of Directors. Each director attended at least 75% of the meetings.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

Name and Age                   Office Held
------------                   -----------

Dov Amir (72)                  Chairman of the Board and
                               Chief Executive Officer (1)

Gary J. Novinskie (46)         President and Chief Operating Officer (1)
                               and Director

Louis W. Erlich (83)           Vice Chairman of the Board of Directors
                               and Vice President (1)

David F. Lincoln (40)          Vice Chairman of the Board of Directors
                               Vice President (1)

Edward J. Furman (42)          Treasurer

Maria L. Woodward (31)         Secretary

Jody Spencer (52)              Assistant Secretary

------------

(1) See "SECURITY OWNERSHIP OF MANAGEMENT" and "ELECTION OF DIRECTORS" for positions held and experience.

                             EXECUTIVE COMPENSATION

         For the period ending September 30, 1996 the Company had no full-time employees. All personnel engaged in the Company's offices were provided to it by Haly Corporation pursuant to an oral agreement. The following table sets forth the compensation paid by Haly Corporation to Messrs: Amir and Erlich for the past three (3) years. Although the Company did not pay Messrs: Amir and Erlich a salary, the Company is presenting the following information as though compensation had been made to Messrs: Amir and Erlich by the Company.

                           Summary Compensation Table

                                                                                 Long Term Compensations
                                                                                 -----------------------

                                         Annual Compensation                         Awards                    Payouts
                                         -------------------                         ------                    -------
------------------------------------------------------------------------------------------------------------------------------------
       (a)           (b)         (c)         (d)          (e)            (f)                 (g)            (h)             (i)
------------------------------------------------------------------------------------------------------------------------------------
    Name and                                                                             Securities
   Principal                                         Other Annual     Restricted         Underlying        LTIP          All other
    Position         Year      Salary       Bonus    Compensation   Stock Award(s)      Options/SARs      Payouts      Compensation
                                 ($)         ($)          ($)            ($)                 (#)            ($)             ($)
------------------------------------------------------------------------------------------------------------------------------------
Dov Amir             1994      96,000         0         10,965            0                   0              0               0
President
------------------------------------------------------------------------------------------------------------------------------------
Dov Amir             1995      96,000         0         11,100            0                   0              0               0
President
------------------------------------------------------------------------------------------------------------------------------------
Dov Amir             1996      96,000         0         14,100            0                   0              0               0
President
------------------------------------------------------------------------------------------------------------------------------------
Louis Erlich         1994      96,000         0         10,965            0                   0              0               0
Chairman of
the Board and
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Louis Erlich         1995      96,000         0         11,100            0                   0              0               0
Chairman of
the Board and
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Louis Erlich         1996      96,000         0         14,100            0                   0              0               0
Chairman of
the Board and
Vice President
====================================================================================================================================

1. As of February 1, 1997, the Company's management agreement with Haly Corporation was terminated, with Messrs. Amir and Erlich becoming employees of Daleco. All accounting and other, functions of the Company were relating to its management were relocated to the Company's office in Wayne, Pennsylvania from Haly's offices in California. Messrs.: Amir and Erlich's offices remain, however, in California.

                            COMPENSATION OF DIRECTORS

         In Fiscal 1996, each director was entitle to an annual fee of $2,198 per meeting and no reimbursement of costs. To date, the Company as not paid the meeting fees for Fiscal 1996 which aggregated $10,989. The Directors fees of $10,905 for Fiscal 1995, and $11,071 for Fiscal 1994 have also not been paid and have been accrued by the Company. The Company has also not paid directors fees for Fiscal Years 1993 or 1992 and has accrued these obligations as well.
 The total amount due directors of the Company through September 30, 1996 was $57,219. At its meeting on December 9, 1996, the Board of Directors unanimously voted to abolish fees for directors, but agreed to reimburse directors for their actual costs of travel and lodging, if any, incurred as a result of their attendance at a meeting of the Board of Directors or a committee thereof.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has previously selected the accounting firm of Coopers & Lybrand to be the Company's accountants to audit the books and records of the Company and its subsidiaries for the 1997 fiscal year. This firm has audited the books and records of the Company for at least the past 20 years. Coopers & Lybrand has no material relationship with the Company and is considered well qualified. As of the date of this Proxy Statement, the Company was in negotiation with Coopers & Lybrand's Philadelphia, Pennsylvania office regarding its assuming the audit function.

The change in offices was necessitated by the Company's re-domestication to Delaware on October 1, 1996. The Company believes that it would be best served by continuing its long relationship with Coopers & Lybrand. However, should a satisfactory arrangement not be concluded with Coopers & Lybrand the Audit Committee of the Board of Directors will interview other accounting firms and make a recommendation to the Shareholders prior to the Annual Meeting.

         The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of Coopers & Lybrand as the Company's independent certified public accountants, or such other firm as recommended by the Audit Committees of the Board of Directors.

         A representative of Coopers & Lybrand, the Company's accountants for Fiscal 1996 is expected to be present at the Annual Meeting.

                              CERTAIN RELATIONSHIP

         Mr. C. Warren Trainor, Esquire, is a partner in the firm of Ehmann, Van Denbergh & Trainor, P.C., which acts as general counsel to the Company. In Fiscal 1996, the Company paid Ehmann, Van Denbergh & Trainor, P.C. fees in the amount of $27,296.00 for legal services and incurred additional charges of $15,725 unpaid as of September 30, 1996 for services rendered and the reimbursement of costs.

                                  OTHER MATTERS

         The Board of Directors knows of no other matter to be brought before the Annual Meet of the Stockholders. Should any other matter be properly issued at the meeting, however, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment as to each such matter raised.

                           INCORPORATION BY REFERENCE

         The Company incorporates herein by reference the audited financial statements of the Company as set forth in the Annual Report distributed to each shareholder with this Proxy Statement.

                            EXPENSES OF SOLICITATION

         The expenses associated with the preparation, assembling, printing and mailing of the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by the Company.


Dated:   January 29, 1997                   By Order of the Board of Directors


                                            -----------------------------------
                                            Gary J. Novinskie, President

                                      PROXY
                          DALECO RESOURCES CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF     The undersigned hereby appoints Dov
THE BOARD OF DIRECTORS.                  Amir and Gary Novinskie, and each
                                         of them, jointly and severally,
                                         proxies with full power of
                                         substitution to vote, as designated
                                         below, all shares of Stock which
                                         the undersigned is entitled to vote
                                         at the Annual Meeting of
PLEASE CHECK HERE IF YOU PLAN TO         Stockholders of Daleco Resources
ATTEND THE ANNUAL MEETING.        [ ]    Corporation to be held on March 20,
                                         1997, or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY PROMPTLY IN THE ENCLOSED
ENVELOPE.

                                         DATED: _____________________, 1996

                                         __________________________________

                                         __________________________________

                                         __________________________________

NAME AND ADDRESS                         __________________________________
(PLACE LABEL HERE)                                  (SIGNATURE)


IMPORTANT:  Please sign on the signature line exactly as your name is printed on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized partner.

If instructions are not given in the spaces provided, the shares represented by this Proxy, duly executed, will be voted (i) in favor of Management Proposals for the election of directors named in Proposal 1, (ii) in favor of the appointment of Coopers & Lybrand or such other accounting firm as recommended by the Audit Committee of the Board of Directors as the Company's independent accountants in Proposal 2 and (iii) in the discretion of the persons appointed proxies hereby as to any other business that may properly come before the meeting and any adjournment thereof in Proposal 3, all as set forth on the reverse side hereof.

 MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING MANAGEMENT PROPOSALS


INSTRUCTIONS:  To withhold authority to vote for any individual nominee, write that nominee's name on the line under Proposal 1 below.


1. Election of DIRECTORS for a term expiring in 1998: Dov Amir, Louis W. Erlich, Gary J. Novinskie, David F. Lincoln, Eberhard Mueller, Mark J. DeNino and C. Warren Trainor

FOR all nominees (except as marked      WITHHOLD AUTHORITY to vote for all
to the contrary below)         [ ]      nominees                       [ ]

___________________________________


2. Proposal to RATIFY THE SELECTION OF COOPERS & LYBRAND or such other accounting firm as recommended by the Audit Committee of the Board of Directors as the Company's independent accountants.

     FOR  [ ]                    AGAINST  [ ]                 ABSTAIN   [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                       -2-